ILM I LEASE CORPORATION


Dear Shareholder:

                                                              May 15, 1998



         You are cordially invited to attend the Annual Meeting of Shareholders to be held on Thursday, June 18, 1998 at 10:00 a.m. at The Waldorf-Astoria Hotel, 301 Park Avenue, New York, New York 10022. The business to be conducted at the meeting, which is set forth in the formal notice that follows, includes:

         1. To elect three (3) directors to hold office until the 1999 Annual Meeting;

         2. To ratify the selection of Ernst & Young LLP as auditors of the Company for the Fiscal Year ending August 31, 1998; and

         3. To transact such other business as may properly come before the Annual meeting or any adjournment or adjournments thereof.

         Only shareholders of record at the close of business on May 15, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

         At the Annual Meeting, management will review Fiscal 1997, report on recent financial results and discuss expectations for the future. Directors and management will be available to answer any questions from the floor.

         The Company relies upon all shareholders to promptly execute and return their proxies in order to avoid costly proxy solicitation. Therefore, in order to save the Company the unnecessary expense of further proxy solicitation, I ask that you promptly sign and return the enclosed proxy card in the envelope provided. If you attend the Annual Meeting, as we hope you do, you may withdraw your proxy at the Annual Meeting, and vote your shares in person from the floor. Your vote is important to the Company.

                                   Sincerely,

                                   ILM I LEASE CORPORATION

                                   J. William Sharman, Jr.
                                   President

                                  May 15, 1998


                             LETTER TO SHAREHOLDERS,


                                     NOTICE


                                       and


                                 PROXY STATEMENT


                                     for the


                                 ANNUAL MEETING


                                       Of


                                  SHAREHOLDERS


                                  June 18, 1998





                             ILM I LEASE CORPORATION
                                 28 State Street
                                   Suite 1100
                                Boston, MA 02109

                             ILM I LEASE CORPORATION


                                                      May 15, 1998



                    Notice of Annual Meeting of Shareholders

                      To be Held on Thursday, June 18, 1998

The Annual Meeting of Shareholders of ILM I Lease Corporation. will be held at The Waldorf-Astoria Hotel, 301 Park Avenue, New York, New York 10022 on Thursday, June 18, 1998, at 10:00 a.m. for the following purposes:

         1. To elect three (3) directors to hold office until the 1999 Annual Meeting;

         2. To ratify the selection of Ernst & Young LLP as auditors of the Company for the Fiscal Year ending August 31, 1998; and

         3. To transact such other business as may properly come before the Annual meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on May 15, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

The holders of shares of Common Stock of record at the close of business on May 15, 1998 are entitled to vote at the meeting. If you are present at the meeting, you may vote in Person even though you have previously delivered your proxy.

                                  By Order of the Board of Directors

                                  Jeffry Dwyer
                                  Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                            ILM I LEASE CORPORATION.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


                                                              May 15, 1998



General

         The enclosed Proxy is solicited by and on behalf of the Board of Directors of ILM I Lease Corporation (the "Company") for the Annual Meeting of Shareholders to be held at The Waldorf-Astoria Hotel, 301 Park Avenue, New York, New York 10022, at 10:00 a.m. on Thursday, June 18, 1998 (the "Annual Meeting"). The Proxy may be revoked at any time prior to voting thereof by notifying the persons named therein of intention to revoke or by conduct inconsistent with continued effectiveness of the Proxy, such as delivery of a later dated Proxy or appearance at the Annual Meeting and voting in person the shares to which the Proxy relates. Shares represented by executed Proxies will be voted, unless a different specification is made therein, FOR election to the Board of Directors of the persons identified therein as nominees for director, and FOR each proposition identified therein.

         This Proxy Statement and the enclosed Proxy were mailed on or about May 15, 1998 to shareholders of record at the close of business on May 15, 1998 (the "Record Date"). The Company has mailed each shareholder of record as of the Record Date an Annual Report that includes audited financial statements for the fiscal year ended August 31, 1997.

         The Company has one class of securities, a voting common stock (the "Common Stock"). The holders of a majority of the shares outstanding and entitled to vote that are present at the Annual Meeting in person or represented by proxies will constitute a quorum. The affirmative vote of a majority of the shares represented at the Annual Meeting is required to elect a nominee to the Board of Directors and to approve each other proposition identified in the Proxy Statement. In the event that none of the nominees for Director are elected at the Annual Meeting, the existing members of the Board of Directors will continue to serve until their successors qualify as Directors. At the close of business on the Record Date, the Company had 7,519,430 shares outstanding and entitled to vote. Each share has one vote on all matters, including those to be acted upon at the Annual Meeting.

         The mailing address of the Company is c/o Investor Services Department, P.O. Box 7090, Troy, MI 48007. Notices of revocation of Proxy should be sent to that address. Questions concerning the Annual Meeting can be answered by calling the Company's Investor Services Department, toll free, at 888-257-3550.

         The Company will provide shareholders, without charge, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended August 31, 1997, including the financial statements and schedules thereto, on written request to Jeffry Dwyer, Secretary of the Company, at the Company's mailing address: Investor Services Department, P.O. Box 7090, Troy, MI 48007.

Ownership of Equity Securities

         "Beneficial ownership" as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as an admission that any of such shares are in fact beneficially owned by any person. As of the Record Date, there are no shareholders known to the Company who own beneficially 5% or more of the outstanding shares of the Company's Common Stock.

         As of May 15, 1998, the following is the beneficial ownership of the Directors and nominees for Director individually and for Directors and executive officers of the Company as a group in the Company's Common Stock.

                                                                  Amount and Nature
                                                                   of Beneficial
         Name and Address                         Title              Ownership       Percent of Class
----------------------------------- ----------------------------- ------------------ ----------------
J. William Sharman, Jr.             President and Chief Executive        None              N/A
                                    Officer, Director and Nominee
                                    for Director

Lawrence A. Cohen                   Director                             None              N/A

John B. Watts III                   Director                             None              N/A

Jeffry R. Dwyer                     Secretary, Director and Nominee      None              N/A
                                    for Director

Julien G. Redele                    Nominee for Director                 None              N/A

Directors and Executive Officers
of Company as a group
                                                                         None              N/A


Compliance With Exchange Act Filing Requirements

         The Securities Exchange Act of 1934 requires the officers and Directors of the Company, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, Directors and ten percent beneficial holders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that during the year ended August 31, 1997, all filing requirements applicable to its officers, Directors and ten percent beneficial holders were complied with.

Terms of Solicitation

         D.F. King & Co., Inc. has been retained by the Company to assist in soliciting proxies. It is anticipated that fees and expenses paid to D.F. King & Co., Inc. in connection with this process will be approximately $5000. The cost of solicitation will be borne by the Company.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

         At the Annual Meeting three Directors are to be elected to the Board of Directors, each to hold office until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified, except in the event of death, resignation or removal. Unless otherwise specified, proxies solicited hereby will be voted for the election; discretionary authority may be exercised to vote for a substitute. No circumstances are presently known that would render any nominee named herein unavailable. All of the nominees are existing members of the Board of Directors.

Information Concerning Nominees

         The nominees, their ages, the year of election of each to the Board of the Company, their principal occupations during the past five years or more, and Directorships of each in public companies in addition to the Company, are as follows:

         J. William Sharman, Jr. (age 58) is a Director of the Company and has held such position since he was elected as of June 9, 1989. Mr. Sharman is also a Director of ILM Senior Living, Inc., and ILM II Senior Living, Inc., and the current President and a Director of ILM II Lease Corporation. Mr. Sharman is the Chairman of the Board and President of Lancaster Hotels and Resorts, Inc., a hotel management company, and Bayou Equities, Inc., a real estate development company. Mr. Sharman served for ten years as Chairman of the Board and President of the Lancaster Group, Inc., a real estate development firm based in Houston, Texas. Mr. Sharman is also a Director of Small Luxury Hotels Ltd. of the United Kingdom, an international hotel marketing and reservations firm. He has a Bachelor of Science degree in Civil Engineering from the University of Notre Dame.

         Jeffry R. Dwyer (age 51) is a Director of the Company and has held such position since he was elected as of June 9, 1989. Mr. Dwyer is also a Director of ILM Senior Living, Inc., ILM II Senior Living, Inc., ILM II Lease Corporation and ING U.S. - Residential Real Estate Investment Company, Inc. Mr. Dwyer has been a shareholder of the law firm of Greenberg Traurig Hoffman Lipoff Rosen & Quentel since 1997, and from 1993 to 1997 was a partner with the law firm of Akin, Gump, Straus, Hauer & Feld, L.L.P., in the District of Columbia, which he joined in 1993. Immediately prior to joining Akin, Gump, Straus, Hauer & Feld, L.L.P, Mr. Dwyer was a partner with the law firm of Morrison & Foerster in the District of Columbia from 1989 to 1993. Prior to joining Morrison & Foerster, Mr. Dwyer was a partner with the law firm of Lane & Edson. Mr. Dwyer has written several books on real estate financing and taught Real Estate Planning as an Adjunct Professor at the Georgetown University Law Center.

         Julien G. Redele (age 62) was appointed to fill a newly created seat on the Company's Board of Directors as of December 5, 1996. Following the date of the Annual Meeting, Mr. Redele will become Chairman of the Board, President and Chief Executive Officer of the Company and of ILM II Lease. Mr. Redele is one of the original founders of SFRE, Inc., a Dutch owned real estate investment and development firm which has served since 1963 as advisor to Dutch institutional, corporate and individual investors active in the United States. Mr. Redele serves as a director of the Island Preservation Partnership. Mr. Redele attended Westersingel Business School, Rotterdam, where he studied economics, law and finance. Mr. Redele also presently serves as a director of ILM Senior Living, Inc. and ILM II Senior Living, Inc., but he is not standing for reelection as a Director of either of those companies.

Board Meetings During Fiscal 1997

         During fiscal 1997, the Board of Directors held eight meetings. No Director attended less than 75'% of the meetings of the Board.

Legal Proceedings

         None of the Directors or officers of the Company are involved in legal proceedings which are material to an evaluation of his or her ability or integrity as a Director or officer other than that described below.

         On July 29, 1996, the Company and ILM Holding, Inc. ("ILM Holding"), a subsidiary of ILM Senior Living, Inc. ("ILM 1") (collectively for this discussion, with ILM I and ILM Holding, the "Companies") terminated the property management agreement ("Agreement") with Angeles Housing Concepts, Inc. ("AHC") covering the eight senior housing facilities (the "Senior Housing Facilities") then leased by the Companies. Such Agreement was terminated for cause pursuant to Sections 1.05(a)(i), (iii) and (iv) of the Agreement. Simultaneously with the termination of the Agreement, the Companies, together with certain affiliated entities, filed suit against AHC in the United States District Court for the Eastern District of Virginia for breach of contract, breach of fiduciary duty and fraud (the "Virginia litigation"). In November 1996, AHC filed with the Virginia District Court an Answer in response to the litigation initiated by the Companies and a Counterclaim against ILM Holding. The Counterclaim alleges that the Agreement was wrongfully terminated for cause and requested damages which include the payment of the termination fee in the amount of $1,250,000, payment of management fees pursuant to the Agreement from August 1, 1996 through October 15, 1996, which is the earliest date that the Agreement could have been terminated without cause, and recovery of attorney's fees and expenses. The aggregate amount of damages against all parties as requested in AHC's Counterclaim exceeds $2,000,000. ILM 1 has guaranteed the payment of the termination fee at issue in these proceedings to the extent that any termination fee is deemed payable by the court and in the event that the Company fails to perform pursuant to its obligations under the Agreement. On June 13, 1997 and July 8, 1997, the court issued orders purporting to enter judgment against ILM 1 and ILM II Senior Living Inc. ("ILM2") in the amount of $1,000,000 (the "Orders"). On July 10, 1997, the Company, ILM 1, Lease II and ILM 2 filed a notice of appeal to the United States Court of Appeals for the Fourth Circuit from the Orders.

On February 4, 1997, AHC filed a complaint in the Superior Court of the State of California against Capital Senior Living, Inc., an affiliate of Capital Senior Management 2, Inc. ("Capital"), the Company's property manager, Lawrence A. Cohen, a director and the President and Chief Executive Officer of each of ILM 1 and ILM 2, and others alleging that the defendants intentionally interfered with AHC's Agreement (the "California litigation"). The complaint sought damages of at least $2,000,000. On March 4, 1997, the defendants moved the case to Federal District Court in the Central District of California. At a Board meeting on February 26, 1997, the Board of Directors of each of ILM 1 and ILM 2 concluded that since all of Mr. Cohen's actions relating to the California litigation were taken either on behalf of each of ILM 1 and ILM 2 under the direction of the Board or as a PaineWebber employee, the Company or its affiliates should indemnify Mr. Cohen with respect to any expenses arising from the California litigation, subject to any insurance recoveries for those expenses. The Board of each of ILM 1 and ILM 2 also concluded that, subject to certain conditions, each of ILM 1 and ILM 2 or its affiliates should advance up to $20,000 to pay reasonable legal fees and expenses incurred by Capital in the California litigation. Subsequently, the boards of directors of the Company and Lease II voted to increase the maximum amount of the advance to Capital to $100,000. By the end of November 1997, Capital had incurred $100,000 of legal expenses in the California litigation. On February 2, 1998, the amount to be advanced to Capital was increased to include 75% of the California litigation legal fees and costs incurred by Capital for December 1997 and January 1998, plus 75% of cash legal fees and costs incurred by Capital thereafter, not to exceed $500,000. The Company intends to vigorously defend its interests in the Virginia Litigation.

         Related Transactions

         Through June 18, 1997, and subject to the supervision of the Company's Board of Directors, assistance with the management of the business of the Company was provided by PaineWebber.

         Under the advisory agreement, PaineWebber had specific management responsibilities: to perform day-to-day operations of the Company and to act as the investment advisor and consultant for the Company in connection with general policy and investment decisions. PaineWebber received a fee in an amount equal to 0.5% of the gross operating revenue of the facilities. PaineWebber earned management fees totalling $70,000 and $86,000 for the years ended August 31, 1997 and 1996, respectively. PaineWebber was reimbursed for direct expenses relating to the administration of the Company. PaineWebber performed certain accounting, tax preparation, securities law compliance and investor communications and relations services for the Company. Included in general and administrative expenses for the year ended August 31, 1997 and 1996 are $80,000 and $73,000, respectively, representing reimbursement to PaineWebber for providing such services to the Company. The Company, ILM I, ILM 2 and their affiliates accepted the resignation of PaineWebber effective as of June 18, 1997. The Company, ILM 1, ILM 2 and their affiliates and PaineWebber entered into a transaction services agreement pursuant to which PaineWebber would continue to provide certain administrative services to the Company, ILM 1, ILM 2 and their affiliates through August 31, 1997.

         The Company retained Capital to be the manager of the senior housing facilities leased by the Company from a subsidiary of ILM 1 (the "Senior Housing Facilities") pursuant to a Management Agreement which commenced on July 29, 1996. In November 1996, Lawrence A. Cohen, a Director of the Company and President, Chief Executive Officer and Director of ILM 1 and ILM 2, became Vice Chairman and Chief Financial Officer of Capital Senior Living Corporation, an affiliate of Capital. As a result, the Management Agreement with Capital is considered a related party transaction. Under the terms of the Management Agreement, Capital will earn a base management fee equal to 4% of the gross operating revenues of the Senior Housing Facilities, as defined. Capital will also be eligible to earn an incentive management fee equal to 25% of the amount by which the average monthly net cash flow of the Senior Housing Facilities, as defined, for the twelve month period ending on the last day of each calendar month exceeds a specified base amount. Each August 31, beginning on August 31, 1997, the base amount will be increased annually based on the percentage increase in the consumer price index. ILM 1 has guaranteed the payment of all fees due to Capital under the terms of the Management Agreement. Capital earned total management fees of $841,000 and $75,000 for the years ended August 31, 1997 and 1996, respectively. On September 18, 1997, the Company entered into an agreement with Capital Senior Development, Inc., an affiliate of Capital, to manage the Facilities. Capital Senior Development, Inc. will receive a fee equal to 7% of the total Development Costs of these expansions if they are pursued. ILM I will reimburse the Company for all costs related to these potential expansions, including fees to Capital Senior Development, Inc. During the quarter ended November 30, 1997, Capital Senior Development, Inc. earned fees of $96,810 for managing pre-construction development activities for potential expansions of the Senior Housing Facilities.

         Jeffry R. Dwyer is an employee of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., which acts as Counsel to the Company and its affiliates. Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., received fees from the Company of $46,000 for the year ended August 31, 1997.

         Each Director of the Company, other than Mr. Watts, is a Director of ILM 1, the company that, through its subsidiary, owns the Senior Housing Facilities.

Board Committees

         The Company has no standing committees of its Board of Directors.

Compensation of Directors and Executive Officers

         The Company's Directors each receive an annual fee of $9,000 plus $500 for attending each board of directors meeting and reimbursement for expenses incurred in attending meetings, and as a result of other work performed for the Company. After the date of the Annual Meeting all Directors will receive an annual fee of $12,000, plus $500 for attending each Board of Directors meeting, as well as reimbursement for expenses incurred in attending meetings and other compensation as a result of other work performed for the Company. Officers of the Company are not compensated. Despite an increase in annual Directors' compensation from $9,000 to $12,000 per annum, by reducing the number of Directors from four to three the Company has maintained aggregate Directors' compensation at $36,000 per annum. At the same time, by eliminating one Director the Company will save $500 in attendance fees per Board meeting, plus reduce its expense reimbursements for meeting attendance. Lawrence A. Cohen, a Director of the Company through the date of the Annual Meeting, is an employee of Capital Senior Living Corporation, an affiliate of Capital. Jeffry R. Dwyer is an employee of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., which acts as Counsel to the Company. The former officers of the Company, who were also officers of PaineWebber, received compensation from PaineWebber which indirectly related to services to the Company, because the Company was required to pay certain fees to PaineWebber as described in "Related Transactions," above. When PaineWebber resigned as advisor to the Company, the former officers resigned effective the same date. Therefore, no services have been provided by such persons subsequent to June 18, 1997. Following the date of the Annual Meeting, Julien G. Redele will become the President, Chief Executive Officer and Chairman of the Board of the Company.

Comparative Stock Performance Graph

         The following performance graph compares the cumulative total shareholder return on the Company's ("ILM I Lease") stock for the period commencing on November 30, 1995 and terminating on August 31, 1997 with the cumulative total returns on the SIC Code Index for companies engaged in the same line of business as the Company ("SIC Code Index") and the Standard and Poor's 500 Stock Index ("S&P 500") over the same period. The comparison assumes that the value of the investments in common stock of ILM I Lease, SIC Code Index and S&P 500 were $100 at November 30, 1995 and that all dividends were reinvested; provided, no dividends have been declared and paid by the Company. Historical comparisons are not necessarily indicative of future performance, as ILM I Lease stock has had limited public trading to date. Due to such limited trading history, in order to prepare the following performance graph, the values of ILM I Lease stock used are based on appraisals of the value of ILM I Lease stock prepared for the Company as of December 31, 1995 (used for the value at November 30, 1995) and December 31, 1996 (used for the value at both August 31, 1996 and
1997). Such appraisals represent the values of cash reserves at the instant dates plus the discounted then present values of anticipated earnings after income taxes through the expected term of the Company's existence.

                   COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                         AMONG ILM I LEASE CORPORATION,
                        S&P 500 INDEX AND SIC CODE INDEX


                     ASSUMES $100 INVESTED ON NOV. 30, 1995
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING AUG. 31, 1997

[LINE REPRESENTATION OF GRAPH]

--------------------------- --------------- ---------------- ----------------
                                 1995            1996             1997
--------------------------- --------------- ---------------- ----------------
ILM II Lease                     100.00           89.47            89.47
--------------------------- --------------- ---------------- ----------------
SIC Code                         100.00          160.92           167.72
--------------------------- --------------- ---------------- ----------------
S&P 500                          100.00          109.53           154.05
--------------------------- --------------- ---------------- ----------------

                            RATIFICATION OF AUDITORS
                                  (Proposal 2)

         The Board of Directors has designated Ernst & Young LLP as the Company's independent auditors for fiscal 1998. This firm has audited the Company's financial statements since the Company's inception. A representative of Ernst & Young LLP is expected to be available during the meeting to respond to appropriate questions.

         Ernst & Young LLP's principal function is to audit the consolidated financial statements of the Company and in connection with that audit to review certain related filings with the Securities and Exchange Commission.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF RATIFICATION OF THE DESIGNATION OF ERNST & YOUNG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 1998.

                                 OTHER BUSINESS

         While management of the Company does not know of any matters which may be brought before the Meeting other than as set forth in the Notice of Meeting, the Proxy confers discretionary authority with respect to the transaction of any other business. It is expected that the proxies will be voted in support of management on any question that may properly be submitted to the meeting.

                         MATTERS TO BE PRESENTED AT THE
                       1998 ANNUAL MEETING OF SHAREHOLDERS

         Any qualified shareholder wishing to make a proposal to be acted upon at the Annual Meeting of Shareholders in 1999 must submit such proposal, to be considered by the Company for inclusion in the proxy statement, to the Company at its principal office, 28 State Street, Suite 1100, Boston, MA 02109, by no later than January 16, 1999.

                                  OTHER MATTERS

         As of the date of this statement, the management of the Company knows of no matters other than those stated above likely to be brought before the Annual Meeting. However, if any matters not now known come before the Annual Meeting, the persons named in the enclosed proxy are expected to vote the shares represented by such proxy on such matters in accordance with their best judgment.

THE COMPANY DEPENDS UPON ALL SHAREHOLDERS PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND RETURNING YOUR PROXY AT ONCE.

                                  By Order of the Board of Directors


                                  Jeffry Dwyer
                                  Secretary

                       PLEASE VOTE - YOUR VOTE IS IMPORTANT

ILM I LEASE CORPORATION  Many shareholders may think their votes are not
         Needs           important. On the contrary, they are vital. If a quorum
    Your Proxy Vote      is not present in person or by proxy at the Annual
        Before           Meeting, the Company will have to continue to solicit
     June 16, 1998       votes until a quorum is obtained. Your vote, then,
                         could be critical in allowing the Company to conduct the business at hand, so please return your proxy card as soon as possible. All Shareholders will benefit from your cooperation. Thank you.


                             ILM I Lease Corporation
                             28 State Street
                             Suite 1100
                             Boston, MA 02109

         This Proxy is Solicited on Behalf of the Board of Directors of
                             ILM I LEASE CORPORATION
                           28 State Street, Suite 1100
                                Boston, MA 02109

The undersigned hereby appoints Jeffry Dwyer and J. William Sharman, Jr., or either of them, with full power of substitution in each, Proxies, to vote all shares of Common Stock of ILM I LEASE CORPORATION held of record by the undersigned on May 15, 1998 at the Annual Meeting of Shareholders (the "Meeting") to be held on June 18, 1998 at 10:00 a.m., or any continuation or adjournment thereof.

1. ELECTION OF DIRECTORS

     |_|  FOR all nominees listed            |_|  WITHHOLD AUTHORITY
          below (except as marked to              to vote for all nominees
          the contrary below)                     listed below

   (Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

       JULIEN G. REDELE         JEFFRY R. DWYER        J. WILLIAM SHARMAN, JR.

2. RATIFICATION OF AUDITORS. For ratification of the designation of Ernst & Young LLP as the Company's auditors for the fiscal year ending August 31, 1998.

            |_| FOR               |_|  AGAINST                     |_|  ABSTAIN

3. In their discretion the Proxies are authorized to vote upon such other business, and matters incidental to the conduct of the Meeting, as may properly come before the Meeting.

            |_| FOR               |_|  AGAINST                     |_|  ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2.

                   Dated:_______________________________________________________
PROXY NUMBER       When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or
SHARES             guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership please sign in partnership name by authorized person.

                   Please sign exactly as name appears to the left


                   _____________________________________________________________
                   Signature

                   _____________________________________________________________
                   Signature if held jointly

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
   ENVELOPE, or send to ILM I Lease Corporation, Investor Services Department,
                          P.O. Box 7090, Troy, MI 48007